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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2001
                        --------------------------------


                       TRI-STATE OUTDOOR MEDIA GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           KANSAS 33-59137 48-1061763
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
        OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)

                  3416 HIGHWAY 41 SOUTH, TIFTON, GEORGIA 31793
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 732-8261
                  --------------------------------------------

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.           OTHER EVENTS

         Attached as Exhibit 99.1 and incorporated into this Item 5 by reference is a press release which was issued by Tri-State Outdoor Media Group, Inc. (the "Company") announcing that interest payment of 11% Senior Notes due 2008 will not be made.


         This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

 EXHIBIT NO.               DESCRIPTION
 -----------               -----------
   99.1                    Press Release dated November 13, 2001 announcing
                           That interest payment of 11% Senior Notes due
                           2008 will not be made.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRI-STATE OUTDOOR MEDIA GROUP, INC.


Date: November 14, 2001                      By: /S/ BART HOLT
                                                --------------------------------
                                                Bart Holt
                                                Interim Chief Financial Officer